Exhibit 4.2

Form of Common Share Certificate

Sphere3D

NUMBER
CERT.9999

SHARES
9,000,000********
9,000,000******
****9,000,000********
*****9,000,000*******
******9,000,000******

(INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO)

THIS CERTIFIES THAT

* SPECIMEN *

CUSIP: 84841L100
ISIN: CA84841L1004

is the registered owner of

* NINE MILLION AND 00/100 *

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

SPHERE 3D CORP.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

DATED: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED by
Equity Financial Trust Company
200 University Avenue, Suite 300
Toronto, ON M5H 4H1
Main Transfer Agent and Registrar

By____________________
AUTHORIZED OFFICER

OR

COUNTERSIGNED by
Continental Stock Transfer & Trust Co.
17 Battery Place, 8th Floor
New York, NY 10004
Co-Transfer Agent

By____________________
AUTHORIZED OFFICER

Eric Kelly
Chief Executive Officer

Kurt L. Kalbfleisch
Chief Financial Officer

The Shares represented by this Certificate are transferable at the offices of Continental Stock Transfer & Trust Co., New York, New York, USA, and at the offices of Equity Financial Trust Company, Toronto, Ontario, Canada.

SECURITY INSTRUCTIONS ON REVERSE   VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

Printed by DATA BUSINESS FORMS

5520128

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

| | | | - | | | | - | | | |

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated ____________________

Signature: ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

In the presence of:

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVING AND LOANS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE Ad-15.

999999 TIR5405 ACCT9999 CERT.9999

RESTRICTIONS



SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.